Exhibit 99.1

Investor Presentation March 2022

2 What We Do As a world - class resort and sports entertainment company, we do what no other company can through our unique brand partnerships and direct access to exclusive content. By doing this, we create exceptional experiences across multiple platforms that honor the past and inspire the future . With this unwavering purpose, we strive to maximize shareholder value and pursue excellence.

A MULTI - DIMENSIONAL SPORTS & ENTERTAINMENT COMPANY Who We Are Fantasy Sports eGaming Sports Betting THEMED, EXPERIENTIAL DESTINATION ASSETS Themed Attractions Hospitality Live Entertainment MEDIA Original Content High - Profile Partnerships Sponsorships GAMING 3 3

4 UNIQUE POSITIONING AND MULTIMEDIA APPROACH Competitive Advantage INTEGRATED DESTINATION + MEDIA + GAMING MULTIPLE POINTS OF MONETIZATION WITHIN EACH BUSINESS VERTICAL NEW, INTERACTIVE EXPERIENCES AND CONTENT FOR THE WORLD'S MOST LOYAL FANS ABILITY TO CREATE UNLIMITED UNIQUE CONTENT ACCESS TO UNPRECEDENTED PARTNERSHIPS 4 Our unique position and multimedia approach makes us the ONLY company of our kind fully poised to capitalize on the Popularity of Football.

CREATING A MULTI - DIMENSIONAL ENTERTAINMENT & MEDIA COMPANY Present & Future Revenue Streams Destination - Based/Physical Assets Offsite & Non - Physical Assets Synergistic Revenue Enhancement Stadium Waterpark Hotels Play - Action Plaza & Retail Sports Complex Centers for Excellence & Performance Sports Betting & Fantasy Sports Sponsorships & Media 5

7 STRATEGIC LOCATION TAPS INTO FOOTBALL FANDOM Birthplace of Professional Football Dallas Cowboys 1,289 Washington 1,101 Jacksonville Jaguars 1,014 Green Bay Packers 1,154 Atlanta Falcons 1,099 Detroit Lions 1,011 N ew York Giants 1,143 Baltimore Ravens 1,091 Arizona Cardinals 1,000 Philadelphia Eagles 1,139 New England Patriots 1,086 Chicago Bears 991 Buffalo Bills 1,123 San Francisco 49ers 1,080 Pittsburgh Steelers 986 Carolina Panthers 1,122 Houston Texans 1,076 Indianapolis Colts 965 New Orleans Saints 1,117 Cleveland Browns 1,075 Las Vegas Raiders 950 N ew York Jets 1,116 Minnesota Vikings 1,070 Tampa Bay Buccaneers 949 Kansas City Chiefs 1,115 Miami Dolphins 1,066 Cincinnati Bengals 907 Denver Broncos 1,104 Los Angeles Rams 1,063 Los Angeles Chargers 760 Seattle Seahawks 1,102 Tennessee Titans 1,047 2019 Total Attendance per NFL Team 2 (figures in thousands) Nearly half of NFL franchises are located within an 8 - hour drive 50 million people live within a 300 miles of Hall of Fame Village powered by Johnson Controls 1 . Akron - Canton Airport provides direct flights to 1 6 airports . Teams in gold are located within 8 - hour drive of location 1 Source: StatsAmerica.org 2 Source: ESPN

Completed • $250M Assets already created Phase II* ** Phase III HOF Indoor Waterpark A Hilton Tapestry Hotel Constellation Center for Excellence Center for Performance Fan Engagement Zone (Retail Promenade) Play - action Plaza 4 5 6 7 9 Up to $300 Million in new assets across 600 acres of available land. May include a potential mix of residential space, additional attractions, entertainment, dining, merchandise and more. * Owned by Pro Football Hall of Fame **HOF Village Media is not a physical part of the Hall of Fame Village powered by Johnson Controls but is a Phase I asset of the company. * ** DoubleTree by Hilton hotel open ed in downtown Canton in November 2020. Pro Football Hall of Fame * Tom Benson HOF Stadium Hall of Fame Village Sports Complex HOF Village Media** 2 3 1 Phase I 8 Located within an opportunity zone & Ohio’s only tourism development district 8 Destination - Based Entertainment Assets

Tom Benson Hall of Fame Stadium Events: 73+ Events Attendance: 1.5M People 2021 USFL Semi - Final Playoff and Championship Games • Hosting three football games and practices Fatherhood Festival • Three - day festival on campus Women’s Football Alliance Division Championships  • Largest, longest running, & most competitive women’s tackle football league in the world • Over 60 teams across the United States • 5 - year partnership starting in 2021 Enshrinement Week powered by Johnson Controls  • Annual Hall of Fame NFL Football Game – Starts the NFL season • Gold Jacket Ceremony, Enshrinement Ceremony & Concert for Legends  Black College Football Hall of Fame Classic  • Annual event since 2019 OHSAA Football Championships • 3 - year agreement to host OHSAA’s state football championships across seven divisions Stagg Bowl – Division III Football Championship Game • Hosted in 2021 and returning in 2023 Concerts & Music Festivals & Community Events 9

Hall of Fame Village Sports Complex 0 100 200 300 2017 2018 2019 2020* 2021 # of Attendees (in 000s) Total Sports Complex Attendance *Impacted by COVID - 19 Current Status of Facility • Four Full - Size Synthetic Turf Multi - Purpose Fields • One Full - Size Natural Grass Field Future Construction • Adding three additional Full - Size Synthetic Turf Multi - Purpose Fields • Building Grand Plaza, Restrooms, Food and Beverage Vending 10

Hall of Fame Village - Phase II Development

ANNUAL PROJECTIONS OF 2-5 MILLION PEOPLE ON OUR CAMPUS


2020 HILTON
LEGACY AWARD

DoubleTree By Hilton

- $30M in renovations
- 164 guest rooms
- 11K sq. ft. of meeting space
- Opened November 2020
- 5 minutes from HOFV campus



The Eleven, A Hilton Tapestry Hotel

- Upscale, football-themed hotel
- 180 rooms
- 10K sq. ft. of meeting space



Center for Performance

- Home to NFL Alumni Academy
- World-class offices, training facilities & practice fields



Indoor Water Park

- Technology-driven, football-themed experiential attraction
- 85K sq. ft. of indoor waterpark wet space


CERTIFICATE OF
OCCUPANCY

Constellation Center for Excellence

- 75K sq. ft. vibrant mixed-use setting
- Includes dynamic office space & retail pads



Play-Action Plaza

- 3.5-acre green space
- Adjacent to Retail Promenade
- Fun, football-themed area for recreation, events & informal gatherings



Fan Engagement Zone

- 82K sq. ft. of unique restaurant & retail offerings
- Sports entertainment & themed, experiential offerings

Located within an Opportunity Zone & Ohio's Only Tourism Development District

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Construction Timeline

UPDATED TO REFLECT CURRENT SUPPLY CHAIN ENVIRONMENT

	2021		2022				2023			
	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Constellation Center for Excellence	Construction Completed									
Sitework	Construction	Construction	Construction	Construction	Construction	Construction	Construction	Construction	Construction	Construction Completed
Fan Engagement Zone (Retail I)	Construction	Construction	Construction	Construction	Construction Completed					
Fan Engagement Zone (Retail II)	Construction	Construction	Construction	Construction	Construction Completed					
Center for Performance	Design Refinement	Construction	Construction	Construction	Construction Completed					
Tapestry Hotel	Design Refinement	Construction	Construction	Construction	Construction	Construction	Construction	Construction Completed		
Waterpark	Design Refinement	Construction	Construction	Construction	Construction	Construction	Construction	Construction	Construction	Construction Completed
East Endzone	Construction Completed									
Sports Complex	Construction	Construction	Construction	Construction	Construction Completed					

DESIGN REFINEMENT

CONSTRUCTION

CONSTRUCTION COMPLETED

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WORLD - CLASS CONTENT COMPANY Hall of Fame Village Media CONTENT DISTRIBUTION OPPORTUNITIES SOCIAL MEDIA BROADCAST OVER - THE - TO P STREAMIN G 14 An innovative new content studio that sits at the unique intersection of sports and entertainment honoring the past and inspiring the future by creating unique sports - centric content across all genres, formats, and mediums

NFL Alumni Academy Docuseries on the NFL Alumni academy and its process of funneling players to the NFL during the season Inspired A celebration of inspirational NFL figures who have used their platform to help those in need while bringing people and their communities together The Perfect Ten Profiles the exclusive group of NFL athletes who are both Heisman Trophy winners and Pro Football Hall of Fame inductees World Chase Tag Produced the 2021 World Chase Tag American Championship over Enshrinement Weekend. Number one show on ESPN Hall of Fantasy League Weekly play - by - play and a behind - the - scenes look at the world’s first Professional Fantasy Football League CONTENT CREATION ACROSS MULTIPLE CHANNELS Media Content Initiatives 15

NFL Alumni Academy

NFL ALUMNI ACADEMY



Jason La Canfora

CBS Sports Insider @JasonLaCanfora

NFL Alumni Academy deserves more attention

With all this talk about bubbles and expanding the time it takes to allow a free agent signed outside a current NFL team to enter a team facility, I am baffled as to why more is not being done to expand a program already being run at the Hall of Fame in Canton, Ohio.

The NFL Alumni Academy had been operating for weeks there, with potential practice squad players and young veteran free agents receiving daily housing, meals and training by former NFL star players and coaches. The program has focused primarily on linemen and running backs, with long time athletic trainer Chip Smith providing conditioning and strength training daily at the performance center near the HOF and coaches like Mike Tice and Anthony Munoz providing on-field training at the stadium and surrounding fields.

Second year of NFL Alumni Academy

- Successfully launched Academy during 2020 NFL season
- Well-known coaches prepare athletes for realizing their NFL dreams
- Focus on three position groups for first two years: Offensive Linemen, Defensive Linemen, Running Backs; will expand in future years

Success Stories

- 30+ participants in 2020
- Signed 10+ players to NFL team rosters in 2020-2021 NFL season
- 30+ participants in 2021
- 24 players were called up to NFL teams in 2021-2022 NFL season

Fits Ecosystem

- Content through *The Academy* docuseries
- Players stay in DoubleTree Hotel
- Financial incentives if players sign with NFL team

team whistle

NFL ALUMNI ACADEMY

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Next Generation Content Non - Fungible Tokens (NFTs) • Launched NFT business in partnership with Dolphin Entertainment • First set of NFTs featuring Hall of Famer Tim Brown went on sale in May 2021 17 Ability to Monetize Assets & Increase Company Awareness • Announced partnership with Pro Football Hall of Fame and I Got It to develop and sell digital assets and NFTs based on memorabilia inside the Pro Football Hall of Fame • Plan to launch 200 NFTs per year from the 50M pieces of memorabilia in the museum

Hall of Fantasy League 19

ADDITIONAL REVENUE STREAMS Hall of Fantasy League Ecosystem WEBSTORE WITH FRANCHISE & LEAGUE BRANDED MERCHANDISE BI - WEEKLY PODCAST FOCUSED ON FANTASY FOOTBALL 20

21 SPORTS BETTING AND GAMING Hall of Fame Village Gaming PHYSICAL PRESENCE AND POTENTIAL TO CONNECT THROUGH HOFV ECOSYSTEM AS A SPORTS AND ENTERTAINMENT COMPANY, WE WILL CREATE A UNIQUE AND ENGAGING EXPERIENCE THAT WILL APPEAL TO ALL SPORTS AND GAMING FANS SPORTS BETTING IS AN OPPORTUNITY ENHANCES FAN ENGAGEMENT

MOBILE PARTNER RETAIL PARTNER 22 SPORTS BETTING AND GAMING Hall of Fame Village Gaming SPONSORSHIP SPONSORSHIP SUPPORT OF HOFL TENANT BUILDOUT EQUITY OWNERSHIP BEST - IN CLASS OPERATOR Note: Subject to obtaining all necessary sports betting licenses

Official Smart Buildings Partner of Hall of Fame Village Official Energy Provider of Hall of Fame Village Sponsorship 23

FINANCIALS

FY2022 Guidance SIGNIFICANT GROWTH IN FY2022 Financial Growth 25 Loss in Mid - Teen Range Adjusted EBITDA Mid - $30M Range Note: Figures in Dollars and Millions Revenue FY2021 Actual $(22.7M) Adjusted EBITDA $10.8M Revenue

26 RESTRUCTURED DEBT TO IMPROVE FINANCIAL FLEXBILITY Debt Profile $5.2 $15.3 $26.7 $27.7 $4.5 $37.2 FY22 FY23 FY24 FY25 FY26 Beyond FY26 $ in millions Loan Maturity By Fiscal Year $54.1 $21.0 $0.5 $3.5 $24.1 $13.8 FY21 FY22 FY23 FY24 FY25 FY26 and Beyond $ in millions Loan Maturity By Fiscal Year December 31, 2020 Current Profile Total Debt - $117.0M Total Debt - $116.6M MADE SIGNIFICANT CHANGES TO DEBT PROFILE OVER THE PAST 15 MONTHS – REPAYING DEBT, EXTENDING MATURITIES, CONVERTING DEBT TO EQUITY TO IMPROVE FINANCIAL FLEXIBILITY

Long-Term Financial Targets

REITERATE FY26 FINANCIAL OBJECTIVES

$150M
Long-term Annual Revenue Target

$50M
Long-term Adjusted EBITDA Target

FY26E REVENUE BREAKDOWN



Other
Waterpark
HOF Village Media
Stadium
The Eleven, a Hilton Tapestry Hotel
Sponsorship
DoubleTree Canton Downtown by Hilton
Fantasy
Sports Complex
Center for Performance
Fan Engagement Zone (Retail)
Constellation Center for Excellence
Play-action Plaza
Destination-Based/Physical Assets
Offsite & Non-Physical Assets

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APPENDIX

HALL OF FAME VILLAGE SPORTS COMPLEX Construction Timeline 2021 2022 2023 EXPECTED COMPLETION 30

CONSTELLATION CENTER FOR EXCELLENCE Construction Timeline 2021 2022 COMPLETION 31

FAN ENGAGEMENT ZONE Construction Timeline Click to add text 2021 2022 2023 EXPECTED COMPLETION 32

CENTER FOR PERFORMANCE Construction Timeline 2022 2023 EXPECTED COMPLETION 33

KEY EVENTS IN FIRST QUARTER 2022 Key Plays 34 January Announce partnership with former NFL player Rashad Jennings February Season recap on Twitch co - hosted with former NFL player Ahman Green and Jeff Eisenband February Announce Fatherhood Festival in June January Announce agreement with Genesis Global Ltd January Announce partnership with Allied Sports February Announce multi - year partnership with Cleveland Clinic February Announce partnership with Pro Football Hall of Fame and I Got It to develop, market and sell NFTs February Announce USFL Semifinal and Championships games held at Tom Benson Hall of fame Stadium February Announce debt restructuring of $38M January/February/March Receive terms sheets for PACE, TDD and Senior Lender loans for Center for Performance, Tom Benson Hall of Fame Stadium, Fan Engagement Zone, and Tapestry Hotel | Waterpark

Non - GAAP Reconciliation Adjusted EBITDA reconciliation ($ in millions) 12 Months Ended December 31, 2021 Net income (loss) attributable to HOFRE stockholders $(93.1) (Benefit from) provision for income taxes - Interest expense 3.6 Depreciation expense 12.2 Amortization of discount on note payable 5.2 EBITDA (72.2) Loss on forgiveness of debt (0.4) Business combination costs - Impairment expense 1.7 Change in fair value of warrant liability 48.1 Adjusted EBITDA $(22.7) 35

Forward - Looking Statements This presentation, and the accompanying oral presentation, contain “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words and phrases such as “opportunity,” “future,” “will,” “goal,” and “look forward” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements . Important factors, among others, that may affect actual results or outcomes include the Company’s ability to manage growth ; the Company’s ability to execute its business plan and meet its projections, including obtaining financing to construct planned facilities ; potential litigation involving the Company ; changes in applicable laws or regulations ; general economic and market conditions impacting demand for the Company’s products and services, and in particular economic and market conditions in the resort and entertainment industry ; the potential adverse effects of the ongoing global coronavirus (COVID - 19 ) pandemic on capital markets, general economic conditions, increased inflation, unemployment and the Company’s liquidity, operations and personnel, the inability to maintain the listing of the Company’s shares on Nasdaq, as well as those risks and uncertainties discussed from time to time in our reports and other public filings with the SEC . The Company does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . We are unable to reconcile forward - looking projections of adjusted EBITDA to its nearest GAAP measure because the nearest GAAP measure is not accessible on a forward - looking basis . 36

Statement Regarding Use of Non-GAAP Financial Measures

Hall of Fame Resort and Entertainment Company ("HOFV") reports its financial results in accordance with accounting principals generally accepted in the United States ("GAAP") and corresponding metrics as non-GAAP financial measures. The presentation includes references to the following non-GAAP financial measures: EBITDA and adjusted EBITDA. These are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance. Management believes that reporting these non-GAAP financial measures is useful to investors as these measures are representative of the company's performance and provide improve comparability of results. See the table below for the definitions of the non-GAAP financial measures referred to above and corresponding reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures. Non-GAAP financial measures should be viewed as additions to, and not as alternatives for the Company's results prepared in accordance with GAAP. In additional, the non-GAAP measures the Company uses may differ from non-GAAP measures used by other companies, and other companies may not define the non-GAAP measures the company uses in the same way.

Additional Information

The following trademarks and corresponding logos are the trademarks of their respective owners: NFL Alumni Association, Pro Football Hall of Fame, Black College Football Hall of Fame, The Women's Football Alliance, NCAA, OHSAA, United States Football League ("USFL"), Fatherhood Institute, DoubleTree, Hilton Worldwide Holdings Inc, Constellation Energy, Facebook, Instagram, Twitter, Snapchat, TikTok, NFL Network, CBS All Access, Disney+, HBO Max, Netflix, Hulu, Twitch, Amazon.com, YouTube TV, NFL Films, World Chase Tag, Tupelo Honey, ESPN, TEGNA Inc, Gray Television, team Whistle, I Got It, Dolphin Entertainment, SB Nation, FOX, Comcast Sportsnet, Rush Street Interactive, Genesis Global Ltd., Johnson Controls International PLC, American Standard, Anheuser-Busch, Blue Technologies, The Brew Kettle, Brown-Forman, Diageo, Fiserv, Inc., Hendrickson, Hilscher-Clarke Electric Company, Land Rover, Minute Men Staffing, Maven Cloud, GBS, PepsiCo, Inc., Republic Services, Inc, Robertson Kitchen and Bath Gallery, Cooper Lighting Solutions, Status, Cleveland Clinic, Commscope, Crestron, ForeverLawn, Allied Sports.

NFL Football Teams: New England Patriots, New York Giants, New York Jets, Washington Football Team, Baltimore Ravens, Philadelphia Eagles, Buffalo Bills, Pittsburgh Steelers, Detroit Lions, Cleveland Browns, Cincinnati Bengals, Indianapolis Colts, Chicago Bears, Green Bay Packers, Minnesota Vikings, Kansas City Chiefs, Tennessee Titans, Carolina Panthers, Atlanta Falcons, Jacksonville Jaguars, Tampa Bay Buccaneers, Miami Dolphins, New Orleans Saints, Houston Texans, and Dallas Cowboys

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For more information, please contact: Investor Relations (330) - 458 - 9176 Investor.Relations@hofreco.com 2626 Fulton Drive NW Canton, OH 44718 www.ir.hofreco.com